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                                                                    EXHIBIT 99.1

                           ATMOS ENERGY CORPORATION
                      (a Texas and Virginia corporation)
                       6,000,000 Shares of Common Stock
                                (No Par Value)

                              PURCHASE AGREEMENT
                              ------------------

                                                               December 14, 2000

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
UBS Warburg LLC
 as Representatives of the several Underwriters named in Schedule A

c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
North Tower
World Financial Center
New York, NY  10281

Ladies and Gentlemen:

          Atmos Energy Corporation, a Texas and Virginia corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof), for whom Merrill Lynch and UBS Warburg LLC are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, no par value, of the Company ("Common Stock") set forth in said Schedule A, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 741,500 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 6,000,000 shares of Common Stock (the
"Initial Securities") to be purchased by the Underwriters and all or any part of the 741,500 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".
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          The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-93705) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the published rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information". Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement". Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement", and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus". If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated December 1, 2000 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus, or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

          All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of

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1934 (the "1934 Act") which is incorporated by reference in the Registration
Statement, such preliminary prospectus or the Prospectus, as the case may be.

          SECTION 1.  Representations and Warranties
          ----------  ------------------------------


          (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

          (i)    Compliance with Registration Requirements. The Company meets
          ------------------------------------------------
     the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the time of the filing by the Company of any annual report on Form 10-K and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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          (ii)   Incorporated Documents. The documents incorporated or deemed to
          -----------------------------
     be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act, 1933 Act Regulations, 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact and did not omit to or will not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (iii)  Independent Accountants. The accountants who certified the
          ------------------------------
     financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iv)   Financial Statements. The financial statements included in the
          ---------------------------
     Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus.

          (v)    No Material Adverse Change in Business. Since the respective
          ---------------------------------------------
     dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or a development known to the Company involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, other than as set forth in the Prospectus.

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          (vi)   Good Standing of the Company. The Company has been duly
          -----------------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of Texas and the Commonwealth of Virginia and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii)  Good Standing of Subsidiaries. Each "significant subsidiary" of
          ------------------------------------
     the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") (a) has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction of its formation, other than EnerMart Trust, a Pennsylvania business trust, and Energas Energy Services Trust, a Pennsylvania business trust, each of which has been duly organized and is validly existing as a business trust in good standing under the laws of the Commonwealth of Pennsylvania and (b) has power and authority or business trust power and authority, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock or limited liability company membership interests, as the case may be, of each such Subsidiary have been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock or limited liability company membership interests, as the case may be, of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only Subsidiaries of the Company are the subsidiaries listed on Schedule C hereto.

          (viii) Capitalization. The authorized, issued and outstanding capital
          ---------------------
     stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (ix)   Authorization of Agreement. This Agreement has been duly
          ---------------------------------
     authorized, executed and delivered by the Company.

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        (x)    Authorization and Description of Securities
        ---    -------------------------------------------
     The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

        (xi)   Absence of Defaults and Conflicts
        ----   ---------------------------------
     Neither the Company nor any of its subsidiaries is in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges, encumbrances or a Repayment Event that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

        (xii)  Absence of Labor Dispute
        -----  ------------------------
     No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

        (xiii) Absence of Proceedings
        ------ -----------------------
     There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened,against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein),or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to affect the properties,assets or operations of the Company and its subsidiaries, except what does not result in a Material Adverse Effect, or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property, assets or operations is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

        (xiv)  Accuracy of Exhibits
        -----  --------------------
     There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

        (xv)   Possession of Intellectual Property
        ----  -------------------------------------
     The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

        (xvi)  Absence of Further Requirements
        -----  --------------------------------
     There have been issued and, at the Closing Time, there shall be in full force and effect orders or authorizations of the regulatory authorities of the States of Colorado, Georgia, Illinois, Kentucky, Missouri,and Virginia, respectively, authorizing the issuance and sale of the Securities on terms herein set forth or contemplated and no other filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities or blue sky laws.

        (xvii) Possession of Licenses and Permits
        ------ -----------------------------------
     The Company and its subsidiaries possess such permits, licenses,approvals, consents and other authorizations (collectively,"Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to do so would not have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, would result in a Material Adverse Effect.

        (xviii)  Title to Property
        -------  -----------------
     The Company and its subsidiaries have good title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Registration Statement and the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, which, singly or in the aggregate, would result in a Material Adverse Effect.

        (xix)  Investment Company Act
        -----  ----------------------
     The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

        (xx)   Environmental Laws
        ----   -------------------
     Except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

        (xxi)  Registration Rights
        -----  -------------------
     There are no persons or entities with registration rights or other similar rights to have any securities registered under the Registration.

        (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         SECTION 2.  Sale and Delivery to Underwriters; Closing
         ----------  ------------------------------------------
        (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof.

        (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly,to purchase up to an additional 741,500 shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Merrill
Lynch to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of fractional shares.

        (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by Merrill Lynch and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Company (such time and date of payment and delivery being herein called "Closing Time").

        In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by Merrill Lynch and the Company, on each Date of Delivery as specified in the notice from Merrill Lynch to the Company.

        Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

        (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

        SECTION 3.  Covenants of the Company. The Company covenants with each
        ----------- -------------------------
Underwriter as follows:

        (a)  Compliance with Securities Regulations and Commission Requests.
     The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

          (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however,
                                                           --------  -------
     that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of the Prospectus.

          (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

          (i) Listing. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

          (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan, (E) any shares of our Common Stock that may be issued in connection with the acquisition by the Company of Woodward Marketing, LLC or (F) any shares of Common Stock issued by the Company as a result of acquisitions where such shares of Common Stock are subject to the restrictions set forth herein.

          (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          SECTION 4.  Payment of Expenses.
          -------------------------------

          (a)  Expenses.   The Company will pay all expenses incident to the
     performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of
     Section 3(f) hereof, including filing fees, the filing fees incident to any necessary filings under state securities laws and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities,
(ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities, if any, and (x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

          (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

          SECTION 5.  Conditions of Underwriters' Obligations.  The obligations
          ---------------------------------------------------
of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

          (b) Opinion of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of (i) Gibson, Dunn & Crutcher LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto,
     (ii) Hunton & Williams, Virginia counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and (iii) Louis P. Gregory, General Counsel of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto.

          (c) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling, counsel for the Underwriters, as the Representatives may reasonably require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          (d) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change or a development known to the Company involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Senior Vice President of the Company and of the chief financial officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          (e) Accountants' Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (f) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Ernst & Young a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

          (g) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

          (h) No Objection. If required, the NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (i) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit D hereto signed by the persons listed on Schedule D hereto.

          (j) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative(s) shall have received:

                    (i)    Officers' Certificate. A certificate, dated such Date
                    ----------------------------
          of Delivery, of the President or a Senior Vice President of the Company and of the chief financial officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                    (ii)   Opinions of Counsels for Company and the General
                    -------------------------------------------------------
          Counsel. The favorable opinion of Gibson, Dunn & Crutcher LLP, counsel
          -------
          for the Company, together with the favorable opinion of Hunton & Williams, Virginia counsel for the Company and the favorable opinion of Louis P. Gregory, General Counsel of the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                    (iii)  Opinion of Counsel for Underwriters. The favorable
                    ------------------------------------------
          opinion of Shearman & Sterling, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                    (iv)   Bring-down Comfort Letter. A letter from Ernst &
                    --------------------------------
          Young in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to
          Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (k) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

          (l) Termination of Agreement . If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

          SECTION 6.  Indemnification.
          ---------------------------


          (a) Indemnification of Underwriters. (1) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the

Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement contained in or any omission from the Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities that are the subject thereof if the Company shall sustain the burden of proving that (i) the untrue statement or omission contained in the Prospectus was corrected; (ii) such person was not sent or given a copy of the Prospectus (excluding documents incorporated by reference) which corrected the untrue statement or omission at or prior to the written confirmation of the sale of such Securities to such person if required by applicable law; and (iii) the Company satisfied its obligation pursuant to Section 3(d) of this Agreement to provide a sufficient number of copies of the Prospectus to the Underwriters.

          (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with
--------  -------
the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement Without Consent If Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel and such indemnified party shall be entitled to such reimbursement, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          SECTION 7.  Contribution. If the indemnification provided for in
          ------------------------
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

          The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

          SECTION 8.  Representations, Warranties and Agreements to Survive
          -----------------------------------------------------------------
Delivery. All representations, warranties and agreements contained in this
--------
Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

          SECTION 9.  Termination of Agreement.
          ------------------------------------

          (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York, Texas or Virginia authorities.

          (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

          SECTION 10.  Default by One or More of the Underwriters. If one or
          -----------  ------------------------------------------
more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated, each severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

          No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section.

          SECTION 11.  Notices. All notices and other communications hereunder
          -----------  -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at 200 Crescent Court, Suite 550, Dallas, Texas 75201, attention of Charles M. Davis, Jr.; and notices to the Company shall be directed to it at 1800 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, attention of Louis P. Gregory.

          SECTION 12.  Parties. This Agreement shall inure to the benefit of and
          -----------  -------
be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          SECTION 13.  GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED
          -----------  ----------------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          SECTION 14.  Effect of Headings. The Article and Section headings
          -----------  ------------------
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                    Very truly yours,

                                    ATMOS ENERGY CORPORATION

                                    By: /s/ J. Patrick Reddy
                                       ---------------------------
                                      Name:  J. Patrick Reddy
                                      Title: Senior Vice President and
                                             Chief Financial Officer


CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
UBS Warburg LLC
     As Representatives of the several Underwriters

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED


By /s/ Charles M. Davis, Jr.
   -------------------------------
        Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                                 Number of
                                                                                  Initial
                           Name of Underwriter                                  Securities
--------------------------------------------------------------------------  ------------------
Merrill Lynch, Pierce, Fenner & Smith                                             3,920,000
         Incorporated.....................................................
UBS Warburg LLC...........................................................        1,680,000
A.G. Edwards & Sons, Inc..................................................          200,000
Edward D. Jones & Co., L.P................................................          200,000
                                                                                  ---------
          Total...........................................................        6,000,000
                                                                                  =========

                                  SCHEDULE B

                           ATMOS ENERGY CORPORATION
                       6,000,000 Shares of Common Stock
                                (No Par Value)

     1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $22.25.

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $21.14, being an amount equal to the initial public offering price set forth above less $1.11 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                  SCHEDULE C

                             List of Subsidiaries
                             --------------------

1.     Atmos Energy Holdings, Inc.

2.     Atmos Energy Services, Inc.

3.     Atmos Energy Marketing, LLC

                                  SCHEDULE D

                List of Persons and Entities Subject to Lock-Up
                -----------------------------------------------

Directors
---------

Robert W. Best, Chairman
Travis W. Bain
Dan Busbee
Richard W. Cardin
Thomas J. Garland
Gene C. Koonce
Vincent J. Lewis
Thomas C. Meredith
Phillip E. Nichol
Carl S. Quinn
Charles K. Vaughan
Richard Ware


Honorary Director
-----------------

Lee E. Schlessman


Corporate Officers, Business Unit Presidents and Other Individuals
------------------------------------------------------------------

John P. Reddy
Louis P. Gregory
R. Earl Fischer
Wynn D. McGregor
Cleaburne H. Fritz
Shirley A. Hines
Lynn L. Hord
Ronald W. McDowell
Robert E. Mattingly
Fred E. Meisenheimer
Thomas Pearson
Gordon J. Roy
Laurie M. Sherwood
Thomas R. Blose, Jr.
Tom S. Hawkins, Jr.
Conrad Gruber
B. J. Hackler
Gary L. Schlessman
J.D. Woodward

                                                                       Exhibit A
                                                                       ---------

                     FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                SECTION 5(b)(i)

          (i) The Company is validly existing as a corporation in good standing under the laws of the State of Texas.

          (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the Company's Annual Report on Form 10-K for the year ended September 30, 2000 (the "Form 10-K") and to enter into and perform its obligations under the Purchase Agreement.

          (iii) The Securities to be purchased by the Underwriters have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

          (iv) The issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company provided in the charter or bylaws of the Company or by statute.

          (v) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

          (vi) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

          (vii) The Registration Statement, including any Rule 462(b) Registration Statement and the Rule 430A Information, the Prospectus, including the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, including the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, as applicable.

          (viii) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

          (ix) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and bylaws of the Company and the requirements of the New York Stock Exchange.

          (x) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or that are required to be described in the Prospectus or the Form 10-K that are not described as required (except for regulatory proceedings, as to which we express no opinion).

          (xi) The information in the Registration Statement under "Description of Common Stock" and under Item 15 in the Prospectus, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

          (xii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states or the regulatory authorities of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

          (xiii) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a) (xi) of the Purchase Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, any document filed as an exhibit to the Registration Statement or the Form 10-K or any document incorporated as an exhibit into the Registration Statement or Form 10-K by reference to another filing by the Company (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties, assets or operations (other than as to regulatory matters, as to which we express no opinion).

          (xiv) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

          (xv) The Rights under the Company's Shareholder Rights Agreement, dated November 12, 1997, as amended, to which holders of the Securities will be entitled, have been duly authorized and, when issued and delivered by the Company pursuant to the terms therein, will be validly issued.

          (xvi) To the best of our knowledge, no person or corporation which is a "holding company" or a "subsidiary of a holding company", within the meaning of such terms as defined in the Public Utility Holding Company Act of 1935, directly or indirectly owns, controls or holds with power to vote 10% or more of the outstanding voting securities of the Company; and the Company is not a "holding company" or to the best of our knowledge, a "subsidiary of a holding company" as so defined.

          During the course of the preparation of the Registration Statement and the Prospectus, we have participated in conferences with representatives of the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Based upon the foregoing, no facts have come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as specifically noted in the opinions set forth in paragraphs (iii), (iv) and (ix), above, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements included in the Registration Statement and the Prospectus and we have not independently verified the accuracy, completeness or fairness of such statements.

          In rendering such opinion, such counsel may state that its opinion is limited to the Federal laws of the United States and the laws of the State of Texas. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit B
                                                                       ---------

              FORM OF OPINION OF VIRGINIA COUNSEL TO THE COMPANY

                 TO BE DELIVERED PURSUANT TO SECTION 5(b)(ii)


          (i) The Company is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia.

          (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and in the most recent Form 10-K filed by the Company, and to enter into and perform its obligations under the Purchase Agreement.

          (iii) The Securities to be purchased by the Underwriters have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

          (iv) The issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company provided in the charter or bylaws of the Company or by statute.

          (v) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and bylaws of the Company.

          (vi) The Rights under the Company's Shareholder Rights Agreement, dated November 12, 1997, as amended, to which holders of the Securities will be entitled, have been duly authorized and, when issued and delivered by the Company pursuant to the terms therein, will be validly issued.



     In rendering such opinion, such counsel may state that its opinion is limited to the Federal laws of the United States and the laws of the Commonwealth of Virginia.

                                                                       Exhibit C
                                                                       ---------

               FORM OF OPINION OF GENERAL COUNSEL OF THE COMPANY
                 TO BE DELIVERED PURSUANT TO SECTION 5(b)(iii)


          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas and the Commonwealth of Virginia.

          (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and in the Company's Annual Report on Form 10-K for the year ended September 30, 2000 (the "Form 10-K") and to enter into and perform its obligations under the Purchase Agreement.

          (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements, employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (v) Each subsidiary (other than EnerMart Trust, a Pennsylvania business trust ("EnerMart Trust") and Energas Energy Services Trust, a Pennsylvania business trust ("EnerGas Trust"),) has been duly incorporated or formed, as the case may be, and is validly existing as an entity in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, has the power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the Form 10-K and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each subsidiary or limited liability company membership interests of each subsidiary (other than EnerMart Trust and EnerGas Trust) has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of my knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock or limited liability company membership interests of any subsidiary (other than EnerMart Trust and EnerGas Trust) was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

          (vi) EnerMart Trust and EnerGas Trust has been duly organized and validly existing as a business trust under laws of the Commonwealth of Pennsylvania, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the Form 10-K, is duly qualified as a foreign business trust to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect and is wholly-owned, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (vii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

          (viii) The documents incorporated by reference in the Prospectus (other than the financial statements and data and supporting schedules included therein or omitted therefrom, as to which I need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

          (ix) To the best of my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or that are required to be described in the Prospectus or the Form 10-K that are not described as required.

          (x) The information in (a) the Prospectus under "Prospectus Supplement Summary--Recent Developments", "Prospectus Supplement Summary-- Pending Louisiana Acquisition", "Business--Regulation", "Business-Rates", "Business-Properties" and "Business-Competition", (b) the Form 10-K under "Part I, Item 1-Business-Regulation", "Part I, Item 1-Business-Rates", "Item 2-Properties" and Item 3-Litigation Matters and (c) Note 5 to the Company's 2000 Consolidated Financial Statements (contained in the Form 10-K), to the extent that it constitutes matters of law, summaries of legal matters, the Company's Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws or legal proceedings, or legal conclusions, has been reviewed by me and is correct in all material respects.

          (xi) To the best of my knowledge, there are no statutes or regulations that are required to be described in the Prospectus or Form 10-K that are not described as required.

          (xii) All descriptions in the Registration Statement, Prospectus and Form 10-K of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, Prospectus and Form 10-K or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          (xiii) To the best of my knowledge, neither the Company nor any subsidiary is in violation of its charter or bylaws and no default by the Company or the charter, bylaws or other organizational documents of any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, the Prospectus or Form 10-K or filed or incorporated by reference as an exhibit to the Registration Statement.

          (xiv) The material franchises, permits and rights of the Company and its subsidiaries in each jurisdiction in which such franchise, permit or right is required are valid and adequate for the business in which it is engaged, and there do not exist, to the best of my knowledge, any restrictions in connection therewith that, solely or in the aggregate, would result in a Material Adverse Effect.

          (xv) There have been issued and, as of the dated hereof, are in full force and effect orders or authorizations of the regulatory authorities of Colorado, Georgia, Illinois, Kentucky, Missouri, and Virginia, respectively, authorizing the issuance and sale of the Securities on the terms set forth or contemplated in the Purchase Agreement; and no other filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have obtained, or as may be required under the securities or blue sky laws of the various states, as to which I express no opinion), is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

          (xvi) The execution, delivery and performance of the Purchase Agreement and the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xiv) of the Purchase Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material

Adverse Effect), nor will such action result in any violation of the provisions of the charter and bylaws of the Company or the charter, bylaws or other organizational documents of any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

          Nothing has come to my attention that would lead me to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable) (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which I make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which I make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may state that his opinion is limited to the Federal laws of the United States, the laws of the State of Texas and the Virginia Stock Corporation Act.

                                                                       Exhibit D
                                                                       ---------

                   FORM OF LOCK-UP LETTER FROM DIRECTORS AND
                       OFFICERS PURSUANT TO SECTION 5(i)

                                    December 11, 2000

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
UBS Warburg LLC
 as Representative(s) of the several
 Underwriters to be named in the
 within-mentioned Purchase Agreement

c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
            Incorporated

North Tower
World Financial Center
New York, New York  10281

          Re:  Proposed Public Offering by Atmos Energy Corporation
               ----------------------------------------------------

Dear Sirs:

          The undersigned, a stockholder and/or officer and/or director of Atmos Energy Corporation, a Texas and Virginia corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and the underwriters named in the within-mentioned purchase agreement propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering of shares (the "Securities") of the Company's common stock, no par value (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and/or as an officer and/or as a director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly,
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                        Very truly yours,

                                        Signature:____________________________

                                        Print Name:___________________________

                                                                         Annex A
                                                                         -------

                      FORM OF ACCOUNTANTS' COMFORT LETTER

                           PURSUANT TO SECTION 5(e)


December 14, 2000

The Board of Directors
Atmos Energy Corporation
1800 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas 75240

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
250 Vesey Street
New York, New York 10281

UBS Warburg LLC
1285 Avenue of the Americas
New York, New York 10019


Dear Sirs:

We have audited the consolidated balance sheets of Atmos Energy Corporation (the "Company") as of September 30, 2000 and 1999 and the consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended September 30, 2000, and the related schedule, all included in the Company's Annual Report on Form 10-K for the year ended September 30, 2000 and incorporated by reference in the Registration Statement (No. 333-93705) on Form S-3 filed by the Company under the Securities Act of 1933 (the "Act"); our reports with respect thereto also are incorporated by reference in such Registration Statement in the form in which it became effective, the Prospectus dated November 7, 2000 and the Prospectus Supplement dated December 14, 2000, herein collectively referred to as the "Registration Statement"

In connection with the Registration Statement:

1. We are independent auditors with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the SEC.

2. In our opinion, the consolidated financial statements and financial statement schedule audited by us and included in the Company's Annual Report on Form 10-K at September 30, 2000 and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the related rules and regulations adopted by the SEC.

3. We have not audited any financial statements of the Company as of any date or for any period subsequent to September 30, 2000. The purpose, and therefore the scope, of our audit for the year ended September 30, 2000 was to enable us to express our opinion on the consolidated financial statements at September 30, 2000 and for the year then ended, but not on the financial statements for any interim period within such year.

4. For purposes of this letter, we have read the fiscal 2001 minutes of meetings of the shareholders and the Board of Directors and other committees of the Company as set forth in the minute books through December 12, 2000, officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein, and have carried out other procedures to December 12, 2000 as follows (our work did not extend to the period from December 13, 2000 to December 14, 2000, inclusive):

     a. With respect to the period from October 1, 2000 to October 31, 2000, we have:

          (1) read the unaudited consolidated balance sheet and income statement for October 2000 furnished to us by the Company, officials of the Company having advised us that no such financial statements as of any date or for any period subsequent to October 31, 2000 were available; and

          (2) inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether the unaudited consolidated balance sheet and income statement referred to under a.(1) are stated on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement.

  The foregoing procedures do not constitute an audit conducted in accordance with auditing standards generally accepted in the United States. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

5. Nothing came to our attention as a result of the foregoing procedures that caused us to believe that:

     a. any material modifications should be made to the audited consolidated financial statements described in 2. above, incorporated by reference in the Registration Statement, for them to be in conformity with accounting principles generally accepted in the United States;

                                   Annex A-2

b. (i) at October 31, 2000, there was any change in the capital stock, increase in long-term debt or decrease in consolidated net current assets or shareholders' equity of the consolidated Company as compared with the amounts shown in the September 30, 2000 audited consolidated balance sheet incorporated by reference in the Registration Statement; or (ii) for the period from October 1, 2000 to October 31, 2000, there was any decrease, as compared with the corresponding period in the preceding year, in consolidated net sales or in the total or per-share amounts of consolidated net income, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur and except as set forth below (in thousands, except per share data):


                            Net Current                       Long-term
                               Assets      Shareholders'    Debt (including
                           (Liabilities)      Equity      current maturities)
                            -----------       ------      ------------------

     September 30, 2000      $(164,313)      $392,476           $380,764

     October 31, 2000        $(158,477)      $393,263           $380,698



                             Operating      Net Income       Net Income (Loss)
                             Revenues         (Loss)         per diluted share
                             --------         ------         -----------------
     One month ended
     October, 31, 1999       $  48,637       $   (663)           $  (0.021)

     One month ended
     October 31, 2000        $  62,541       $   (100)           $  (0.003)


6. As mentioned under 4.a. above, Company officials have advised us that no consolidated financial statements as of any date or for any period subsequent to October 31, 2000 are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after October 31, 2000 have, of necessity, been even more limited than those with respect to the periods referred to in 4. above. We have inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether: (i) at December 12, 2000 there was any change in the capital stock, increase in long-term debt or any decreases in consolidated net current assets or shareholders' equity of the consolidated Company as compared with the amounts shown on the September 30, 2000 audited consolidated balance sheet incorporated by reference in the Registration Statement, or (ii) for the period from October 1, 2000 to December 12, 2000, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales or in the total or per-share amounts of

                                   Annex A-3
     consolidated net income. On the basis of these inquiries and our reading of the minutes as described in 4. above, nothing came to our attention that caused us to believe that there was any such change, increase, or decrease, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur.

7. For the purposes of this letter, we have also read the items identified by you on the attached copies of pages from the Registration Statement included as Exhibit I, and have performed the following procedures, which were applied as indicated by the symbols explained below:

     A Compared or recomputed the dollar amounts to the amounts in the audited consolidated financial statements described in the introductory paragraph of this letter or, for prior years, included in the Company's Annual Reports on Form 10-K, as restated if applicable, for the fiscal years 1998, 1997 and 1996 to the extent such amounts are included in or can be derived from such statements and found them to be in agreement.

     B Compared the dollar and other amounts not derived directly from audited consolidated financial statements to amounts in the Company's accounting records to the extent such amounts could be so compared directly and found them to be in agreement.

     C Compared the dollar and other amounts to the rate orders as filed with the respective state's regulatory commission, to the extent that such amounts are included in or can be derived from such documents and found them to be in agreement.

     D Proved the arithmetic accuracy of the dollar amounts or percentages based on the data in the above mentioned financial statements, accounting records and analyses.

     E Compared the dollar amounts to the minutes of the meeting of the Company's Board of Directors to the extent such amounts are included or can be derived from such minutes, and found them to be in agreement.

     F Compared the dollar amounts to the executed agreement between the Company and the other party to the extent such amounts included can be derived from such agreement and found them to be in agreement.

8. At your request, we have read and performed procedures with regard to the following as set forth in the Registration Statement on the indicated pages.

     Item   Page   Description

     a.     S-5    "Capitalization." The amounts and number of shares under the captions "Actual as of September 30, 2000" and "As Adjusted."

                                   Annex A-4

     With respect to item 8.a., we compared the amounts and number of shares listed under the caption "Actual as of September 30, 2000" to the corresponding amounts and number of shares shown in an analysis prepared by the Company and found them to be in agreement. We compared the amounts and number of shares in the Company's analysis to balances in the appropriate accounts in the Company's accounting records and found them to be in agreement. We compared the amounts and number of shares listed under the caption "As Adjusted" to the amounts and number of shares listed under the caption "Actual" adjusted for the issuance of the shares of common stock to be offered by means of the Registration Statement and for the proposed use of the proceeds thereof to prepay portions of certain short-term debt, as described under "Use of Proceeds,'' and found such amounts and number of shares to be in agreement (however, we do not comment as to the reasonableness of the "Use of Proceeds" or whether such use will actually take place).

9. This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any other purpose, including, but not limited to, the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.

                                        Very truly yours,


                                   Annex A-5

                               Table of Contents

                                                                                                          Page
                                                                                                          ----
SECTION 1.   Representations and Warranties................................................................  3
     (a)     Representations and Warranties by the Company.................................................  3
             (i)      Compliance with Registration Requirements............................................  3
             (ii)     Incorporated Documents...............................................................  4
             (iii)    Independent Accountants..............................................................  4
             (iv)     Financial Statements.................................................................  4
             (v)      No Material Adverse Change in Business...............................................  4
             (vi)     Good Standing of the Company.........................................................  5
             (vii)    Good Standing of Subsidiaries........................................................  5
             (viii)   Capitalization.......................................................................  5
             (ix)     Authorization of Agreement...........................................................  5
             (x)      Authorization and Description of Securities..........................................  6
             (xi)     Absence of Defaults and Conflicts....................................................  6
             (xii)    Absence of Labor Dispute.............................................................  6
             (xiii)   Absence of Proceedings...............................................................  7
             (xiv)    Accuracy of Exhibits.................................................................  7
             (xv)     Possession of Intellectual Property..................................................  7
             (xvi)    Absence of Further Requirements......................................................  7
             (xvii)   Possession of Licenses and Permits...................................................  8
             (xviii)  Title to Property....................................................................  8
             (xix)    Investment Company Act...............................................................  8
             (xx)     Environmental Laws...................................................................  8
             (xxi)    Registration Rights..................................................................  9
     (b)     Officer's Certificates........................................................................  9


SECTION 2.   Sale and Delivery to Underwriters; Closing....................................................  9
     (a)     Initial Securities............................................................................  9
     (b)     Option Securities.............................................................................  9
     (c)     Payment....................................................................................... 10
     (d)     Denominations; Registration................................................................... 10


SECTION 3.   Covenants of the Company...................................................................... 10
     (a)     Compliance with Securities Regulations and Commission Requests................................ 10
     (b)     Filing of Amendments.......................................................................... 11
     (c)     Delivery of Registration Statements........................................................... 11
     (d)     Delivery of Prospectuses...................................................................... 11
     (e)     Continued Compliance with Securities Laws..................................................... 12
     (f)     Blue Sky Qualifications....................................................................... 12
     (g)     Rule 158...................................................................................... 12
     (h)     Use of Proceeds............................................................................... 12

     (i)     Listing....................................................................................... 13
     (j)     Restriction on Sale of Securities............................................................. 13
     (k)     Reporting Requirements........................................................................ 13


SECTION 4.   Payment of Expenses........................................................................... 13
     (a)     Expenses...................................................................................... 13
     (b)     Termination of Agreement...................................................................... 14


SECTION 5.   Conditions of Underwriters' Obligations....................................................... 14
     (a)     Effectiveness of Registration Statement....................................................... 14
     (b)     Opinion of Counsel for Company................................................................ 14
     (c)     Opinion of Counsel for Underwriters........................................................... 15
     (d)     Officers' Certificate......................................................................... 15
     (e)     Accountants' Comfort Letter................................................................... 15
     (f)     Bring-down Comfort Letter..................................................................... 15
     (g)     Approval of Listing........................................................................... 15
     (h)     No Objection.................................................................................. 15
     (i)     Lock-up Agreements............................................................................ 16
     (j)     Conditions to Purchase of Option Securities................................................... 16
     (k)     Additional Documents.......................................................................... 16
     (l)     Termination of Agreement...................................................................... 17


SECTION 6.   Indemnification............................................................................... 17
     (a)     Indemnification of Underwriters............................................................... 17
     (b)     Indemnification of Company, Directors and Officers............................................ 18
     (c)     Actions Against Parties; Notification......................................................... 18
     (d)     Settlement Without Consent If Failure to Reimburse............................................ 19


SECTION 7.   Contribution.................................................................................. 19


SECTION 8.   Representations, Warranties and Agreements to Survive Delivery................................ 20


SECTION 9.   Termination of Agreement...................................................................... 20
     (a)     Termination; General.......................................................................... 20
     (b)     Liabilities................................................................................... 21


SECTION 10.  Default by One or More of the Underwriters.................................................... 21


SECTION 11.  Notices....................................................................................... 22

SECTION 12.  Parties....................................................................................... 22


SECTION 13.  GOVERNING LAW AND TIME........................................................................ 22


SECTION 14.  Effect of Headings............................................................................ 22


SCHEDULES

Schedule A - List of Underwriters

Schedule B - Pricing Information

Schedule C - List of Subsidiaries

Schedule D - List of Persons and Entities Subject to Lock-up


EXHIBITS

Exhibit A - Form of Opinion of Company's Counsel

Exhibit B - Form of Opinion of Virginia Counsel to the Company

Exhibit C - Form of Opinion of General Counsel of the Company

Exhibit D - Form of Lock-up Letter

ANNEXES

Annex A - Form of Accountants' Comfort Letter

                                      iii